FORM 8-K

                        Date of Report: December 11, 2000

                           Laidlaw Global Corporation
                               name of registrant

Delaware                      0-27681                          13-4093923
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State of             Commission File #                          IRS EIN
    Inc.

                       100 Park Avenue, New York, NY 10017
                                     Address

                                 (212) 376-8800
                                    Telephone

Item 5.     Other Events

     On December 1, 2000, Daniel Bendelac, the Vice Chairman of the Board of Directors and Vice President of Laidlaw Global Corporation, died. As the need arises, Daniel Bendelac's functions will be assumed by designated officers of the Company.





SIGNATURES

                                    Laidlaw Global Corporation

December 11, 2000                   By: /s/ R. Bendelac
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